THRIVENT MUTUAL FUNDS

Supplement to Prospectus dated February 29, 2008

with respect to

Thrivent Mid Cap Index Fund-I

and

Thrivent Large Cap Index Fund-I

At a meeting held on May 20, 2008, the Board of Trustees of Thrivent Mutual Funds voted to liquidate Thrivent Mid Cap Index Fund-I and Thrivent Large Cap Index Fund-I effective September 22, 2008. Each Fund will be closed to new investors after the close of business on July 18, 2008. Each Fund’s investment adviser has agreed to pay for all expenses related to the liquidation and to reimburse certain expenses associated with operating the Fund to the extent necessary to limit net fund operating expenses to 0.50% of the average daily net assets in the case of the Thrivent Mid Cap Index Fund-I and 0.55% of the average daily net assets in the case of the Thrivent Large Cap Index Fund-I. Prior to each Fund’s liquidation, shareholders of the Fund may exchange their Fund shares for Institutional Class shares of another series of Thrivent Mutual Funds. In anticipation of its liquidation on September 22, 2008, each Fund may begin selling its assets several days prior to the liquidation.

The date of this Supplement is July 18, 2008

Please include this Supplement with your Prospectus

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